UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2021

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QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-22208	42-1397595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3551 Seventh Street

Moline, Illinois 61265

(Address of Principal Executive Offices) (Zip Code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2021, Marie Z. Ziegler, a member of the Board of Directors since 2008, was elected Chair of the Board of Directors.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2021, QCR Holdings, Inc. (the “Company”) held its 2021 Annual Meeting of stockholders. Of the 15,842,700 shares of common stock issued and outstanding as of the record date for the meeting, 14,155,656 shares were represented at the meeting in person or by proxy, constituting approximately 89% of the outstanding shares.

Three proposals were presented to the stockholders and the results of voting on each of the matters submitted to a vote during the annual meeting are as follows:

1. For the election of four (4) Class I directors of the Company:

NOMINEE	FOR	WITHHELD	BROKER N.V.
Mary Kay Bates	11,839,608	44,873	2,271,175
John-Paul E. Besong	11,806,138	78,343	2,271,175
Todd A. Gipple	10,836,139	1,048,342	2,271,175
Donna J. Sorensen	11,753,787	130,694	2,271,175

2. To approve, in a non-binding, advisory vote, the compensation of certain executive officers:

FOR	AGAINST	ABSTAIN	BROKER N.V.
11,567,263	297,900	19,318	2,271,175

3. To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

FOR	AGAINST	ABSTAIN	BROKER N.V.
13,867,610	275,649	12,397
Item 8.01. Other Events.

On May 19, 2021, the Company declared a cash dividend of $0.06 per share of its common stock. The dividend is payable on July 7, 2021 to stockholders of record on June 18, 2021.

On May 24, 2021, the Company issued a press release regarding the election of Ms. Ziegler as Chair of the Board of Directors and the announcement of the cash dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press Release dated May 24, 2021.

104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Date: May 24, 2021	By:	/s/ Todd A. Gipple
Todd A. Gipple
President, Chief Operating Officer and Chief Financial Officer